© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Third Quarter 2021 Financial Summary October 27, 2021

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Third Quarter 2021 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions (and our outlook for our business in light of these conditions, which is uncertain); changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets and corporate debt; risks related to investments in MSR; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 1 Important Notices

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Updates to Financial Disclosures Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution” (“EAD”). Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles (“GAAP”), replaces the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. Earnings Available for Distribution should not be considered a substitute for, or superior to, GAAP net income. Please refer to the "Non-GAAP Financial Measures" section for a detailed discussion of Earnings Available for Distribution. Beginning with the quarter ended June 30, 2021, the Company began classifying certain portfolio activity- or volume-related expenses (including but not limited to brokerage and commission fees, due diligence costs and securitization expenses) as Other income (loss) rather than Other general and administrative expenses in the Consolidated Statements of Comprehensive Income (Loss) to better reflect the nature of the items. As such, prior periods have been conformed to the current presentation. Divestiture of Commercial Real Estate Business During the third quarter 2021, the Company completed the economic transfer and substantially all of the legal ownership transfer of the previously announced sale of substantially all of the assets that comprise the Commercial Real Estate Business for $2.33 billion (the “Sale”). The remaining assets of the Sale are expected to be legally transferred by the end of the fourth quarter 2021 subject to regulatory approvals and the Company intends to sell nearly all of the remaining assets that are not included in the Sale. 2 Important Notices (continued)

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended 9/30/2021	6/30/2021
Income Statement	GAAP net income (loss) per average common share [1]	$0.34	($0.23)
	Earnings available for distribution per average common share *[1]	$0.28	$0.30
	Annualized GAAP return (loss) on average equity	15.25%	(8.51%)
	Annualized EAD return on average equity*	12.81%	13.05%
Balance Sheet	Book value per common share	$8.39	$8.37
	GAAP Leverage at period-end [2]	4.4x	4.7x
	Economic leverage at period-end *[2]	5.8x	5.8x
	GAAP capital ratio at period-end [3]	17.9%	16.6%
	Economic capital ratio at period-end *[3]	14.2%	14.3%
Portfolio	Securities	$65,622,352	$69,032,335
	Loans, net	3,580,521	3,563,008
	Mortgage servicing rights [4]	572,259	202,616
	Interests in MSR [5]	57,530	49,035
	Assets transferred or pledged to securitization vehicles	4,738,481	4,073,156
	Assets of disposal group held for sale **	238,042	3,302,001
	Total residential and commercial investments	$74,809,185	$80,222,151
GAAP Key Statistics	Net interest margin [6]	2.01%	1.66%
	Average yield on interest earning assets [7]	2.29%	1.97%
	Average GAAP cost of interest bearing liabilities [8]	0.32%	0.35%
	Net interest spread	1.97%	1.62%
Non-GAAP Key Statistics	Net interest margin (excluding PAA) *[6]	2.04%	2.09%
	Average yield on interest earning assets (excluding PAA) *[7]	2.63%	2.76%
	Average economic cost of interest bearing liabilities *[8]	0.66%	0.83%
	Net interest spread (excluding PAA) *	1.97%	1.93%
Efficiency	Operating expenses to earnings available for distribution *	10.03%	11.86%
	Annualized operating expenses as a % of average total assets	0.22%	0.26%
	Annualized operating expenses as a % of average total equity	1.28%	1.55%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

3

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Portfolio-Related Data	Agency mortgage-backed securities	$62,818,079	$66,468,519	$69,637,229	$74,067,059	$74,915,167
	Residential credit risk transfer securities	787,235	827,328	930,983	532,403	411,538
	Non-agency mortgage-backed securities	1,747,932	1,582,323	1,277,104	972,192	717,602
	Commercial mortgage-backed securities	269,106	154,165	4,121	80,742	54,678
	Total securities	$65,622,352	$69,032,335	$71,849,437	$75,652,396	$76,098,985
	Residential mortgage loans	$1,686,268	$1,029,929	$528,868	$345,810	$152,959
	Residential mortgage loan warehouse facility	1,431	—	—	—	—
	Commercial real estate debt and preferred equity	—	—	—	498,081	573,504
	Corporate debt	1,890,709	2,066,709	2,074,475	2,239,930	2,061,878
	Corporate debt, held for sale	2,113	466,370	—	—	—
	Total loans, net	$3,580,521	$3,563,008	$2,603,343	$3,083,821	$2,788,341
	Mortgage servicing rights	$572,259	$202,616	$113,080	$100,895	$207,985
	Interests in MSR	$57,530	$49,035	$—	$—	$—
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$597,923	$605,163	$598,118	$620,347	$623,650
	Residential mortgage loans transferred or pledged to securitization vehicles	4,140,558	3,467,993	3,170,804	3,249,251	3,588,679
	Commercial real estate debt investments transferred or pledged to securitization vehicles	—	—	—	2,166,073	2,174,118
	Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles	—	—	—	874,349	882,955
	Assets transferred or pledged to securitization vehicles	$4,738,481	$4,073,156	$3,768,922	$6,910,020	$7,269,402
	Real estate, net	$—	$—	$—	$656,314	$790,597
	Assets of disposal group held for sale **	$238,042	$3,302,001	$4,400,723	$—	$—
	Total investment portfolio	$74,809,185	$80,222,151	$82,735,505	$86,403,446	$87,155,310
	Total assets	$76,662,433	$82,376,305	$85,369,589	$88,455,103	$89,192,411
	Average TBA contract and CMBX balances	$22,739,226	$18,761,062	$21,865,969	$20,744,672	$20,429,935

** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

4

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Financing Data	Repurchase agreements	$55,475,420	$60,221,067	$61,202,477	$64,825,239	$64,633,447
	Other secured financing	729,555	909,655	922,605	917,876	861,373
	Debt issued by securitization vehicles	3,935,410	3,315,087	3,044,725	5,652,982	6,027,576
	Participations issued	641,006	315,810	180,527	39,198	—
	Mortgages payable	—	—	—	426,256	507,934
	Total debt	$60,781,391	$64,761,619	$65,350,334	$71,861,551	$72,030,330
	Liabilities of disposal group held for sale **	$159,508	$2,362,690	$3,319,414	$—	$—
	Total liabilities	$62,944,566	$68,737,129	$71,301,994	$74,433,307	$74,997,739
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,982,026
	Common equity[1]	12,161,233	12,080,546	12,519,238	12,471,747	12,200,180
	Total Annaly stockholders' equity	13,697,802	13,617,115	14,055,807	14,008,316	14,182,206
	Non-controlling interests	20,065	22,061	11,788	13,480	12,466
	Total equity	$13,717,867	$13,639,176	$14,067,595	$14,021,796	$14,194,672
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	75	88	88	64	72
	Weighted average rate on repurchase agreements, for the quarter[2][3]	0.15%	0.18%	0.26%	0.35%	0.44%
	Weighted average rate on repurchase agreements, at period-end[3]	0.15%	0.16%	0.20%	0.32%	0.42%
	GAAP leverage at period-end	4.4x	4.7x	4.6x	5.1x	5.1x
	Economic leverage at period-end *	5.8x	5.8x	6.1x	6.2x	6.2x
	GAAP capital ratio at period-end	17.9%	16.6%	16.5%	15.9%	15.9%
	Economic capital ratio at period-end *	14.2%	14.3%	13.7%	13.6%	13.6%
	Book value per common share	$8.39	$8.37	$8.95	$8.92	$8.70
	Total common shares outstanding	1,449,935	1,444,156	1,398,503	1,398,241	1,402,928
	Hedge ratio[4]	80%	75%	75%	61%	48%
	Weighted average pay rate on interest rate swaps, at period-end	0.60%	0.81%	0.80%	0.92%	0.91%
	Weighted average receive rate on interest rate swaps, at period-end	0.07%	0.34%	0.34%	0.37%	0.48%
	Weighted average net rate on interest rate swaps, at period-end	0.53%	0.47%	0.46%	0.55%	0.43%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement	For the quarters ended 9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Total interest income	$412,972	$383,906	$763,378	$527,344	$562,443
Total interest expense	50,438	61,047	75,973	94,481	115,126
Net interest income	$362,534	$322,859	$687,405	$432,863	$447,317
Total economic interest expense *[1]	$104,849	$144,134	$155,720	$161,288	$177,655
Economic net interest income *	$308,123	$239,772	$607,658	$366,056	$384,788
Total interest income (excluding PAA) *	$473,698	$537,513	$548,808	$566,445	$596,322
Economic net interest income (excluding PAA) *	$368,849	$393,379	$393,088	$405,157	$418,667
GAAP net income (loss)	$521,534	($294,848)	$1,751,134	$878,635	$1,015,548
GAAP net income (loss) available (related) to common stockholders [2]	$492,361	($322,525)	$1,723,930	$841,707	$980,165
GAAP net income (loss) per average common share [2]	$0.34	($0.23)	$1.23	$0.60	$0.70
Earnings available for distribution *	$437,471	$451,358	$439,519	$459,046	$482,323
Earnings available for distribution attributable to common stockholders *[2]	$410,588	$424,475	$412,636	$423,537	$446,814
Earnings available for distribution per average common share *[2]	$0.28	$0.30	$0.29	$0.30	$0.32
PAA cost (benefit)	$60,726	$153,607	($214,570)	$39,101	$33,879
Weighted average experienced CPR for the period	23.1%	26.4%	23.9%	24.7%	22.9%
Weighted average projected long-term CPR at period-end	12.7%	12.9%	11.8%	16.4%	17.1%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Key GAAP Earnings Metrics	Dividends declared per common share	$0.22	$0.22	$0.22	$0.22	$0.22
	Total common and preferred dividends declared [1]	$346,651	$345,417	$335,229	$343,666	$344,684
	Annualized GAAP return (loss) on average equity	15.25%	(8.51%)	49.87%	24.91%	29.02%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	3.47%	(1.81%)	10.84%	4.88%	5.69%
	Net interest margin	2.01%	1.66%	3.39%	2.14%	2.15%
	Average yield on interest earning assets	2.29%	1.97%	3.76%	2.61%	2.70%
	Average GAAP cost of interest bearing liabilities	0.32%	0.35%	0.42%	0.51%	0.60%
	Net interest spread	1.97%	1.62%	3.34%	2.10%	2.10%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	12.81%	13.05%	12.53%	13.03%	13.79%
	Annualized EAD return on average equity per unit of economic leverage *	2.21%	2.25%	2.05%	2.10%	2.22%
	Net interest margin (excluding PAA) *	2.04%	2.09%	1.91%	1.98%	2.05%
	Average yield on interest earning assets (excluding PAA) *	2.63%	2.76%	2.71%	2.80%	2.86%
	Average economic cost of interest bearing liabilities *	0.66%	0.83%	0.87%	0.87%	0.93%
	Net interest spread (excluding PAA) *	1.97%	1.93%	1.84%	1.93%	1.93%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

7

Components of Economic Net Interest Income *

Unaudited, dollars in thousands

Economic Net Interest Income *

	For the quarters ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Interest income:					
Agency Securities	$299,898	$255,801	$627,654	$397,394	$428,088
Resi Credit Securities	20,774	19,477	16,980	14,000	11,414
Residential mortgage loans	45,801	38,963	37,109	37,323	42,508
Commercial investment portfolio	46,494	69,663	81,601	78,555	80,324
Reverse repurchase agreements	5	2	34	72	109
Total interest income	$412,972	$383,906	$763,378	$527,344	$562,443
Economic interest expense:					
Repurchase agreements	$22,397	$29,140	$42,585	$58,849	$75,386
Net interest component of interest rate swaps	54,411	83,087	79,747	66,807	62,529
Debt issued by securitization vehicles	18,740	23,216	26,276	29,235	32,491
Participations issued	2,578	1,739	597	78	—
Other	6,723	6,952	6,515	6,319	7,249
Total economic interest expense *	$104,849	$144,134	$155,720	$161,288	$177,655
Economic net interest income *	$308,123	$239,772	$607,658	$366,056	$384,788
PAA cost (benefit)	60,726	153,607	(214,570)	39,101	33,879
Economic net interest income (excluding PAA) *	$368,849	$393,379	$393,088	$405,157	$418,667

* Represents a non-GAAP financial measure.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

8

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation

	For the quarters ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
GAAP net income (loss)	$521,534	($294,848)	$1,751,134	$878,635	$1,015,548
Net income (loss) attributable to noncontrolling interests	2,290	794	321	1,419	(126)
Net income (loss) attributable to Annaly	519,244	(295,642)	1,750,813	877,216	1,015,674
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	1,196,417	—	—	(2,092)	427
Unrealized (gains) losses on interest rate swaps	(1,380,946)	141,067	(772,262)	(258,236)	(170,327)
Net (gains) losses on disposal of investments and other	(12,002)	(16,223)	65,786	(9,363)	(198,888)
Net (gains) losses on other derivatives and financial instruments	45,168	357,808	(476,868)	(209,647)	(169,316)
Net unrealized (gains) losses on instruments measured at fair value through earnings	(90,817)	(3,984)	(104,191)	(51,109)	(121,255)
Loan loss provision (reversal) (1)	(6,771)	1,078	(144,870)	469	(21,818)
Business divestiture-related (gains) losses **	14,009	(1,527)	249,563	—	—
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles (2)	1,122	5,635	7,324	11,097	11,363
Non-EAD (income) loss allocated to equity method investments (3)	(2,046)	3,141	(9,680)	28	(1,151)
Transaction expenses and non-recurring items (4)	2,201	1,150	695	172	2,801
Income tax effect of non-EAD income (loss) items	(6,536)	7,147	4,334	(10,984)	13,890
TBA dollar roll income and CMBX coupon income (5)	115,586	111,592	98,933	99,027	114,092
MSR amortization (6)	(17,884)	(13,491)	(15,488)	(26,633)	(27,048)
Plus:					
Premium amortization adjustment cost (benefit)	60,726	153,607	(214,570)	39,101	33,879
Earnings available for distribution *	437,471	451,358	439,519	459,046	482,323
Dividends on preferred stock	26,883	26,883	26,883	35,509	35,509
Earnings available for distribution attributable to common stockholders *	$410,588	$424,475	$412,636	$423,537	$446,814

** Represents a non-GAAP financial measure. Earnings Available for Distribution, or EAD, was previously labeled as Core Earnings (excluding PAA).*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

9

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Book Value Rollforward Net Interest Margin Unaudited 10 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Book value per common share, beginning of period $8.37 $8.95 $8.92 $8.70 $8.39   Net income (loss) available (related) to common stockholders 0.34 (0.23) 1.23 0.60 0.70   Other comprehensive income (loss) attributable to common stockholders (0.10) (0.15) (0.98) (0.16) (0.18)   Common dividends declared (0.22) (0.22) (0.22) (0.22) (0.22)   Issuance / buyback of common stock / redemption of preferred stock — 0.02 — — 0.01 Book value per common share, end of period $8.39 $8.37 $8.95 $8.92 $8.70 Prior quarter net interest margin 1.66% 3.39% 2.14% 2.15% 1.89% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.01% (0.08%) (0.09%) (0.10%) (0.17%)   Net amortization of premiums 0.31% (1.71%) 1.24% 0.01% 0.10%   GAAP interest expense 0.03% 0.06% 0.10% 0.08% 0.33% Current quarter net interest margin 2.01% 1.66% 3.39% 2.14% 2.15% Prior quarter net interest spread 1.62% 3.34% 2.10% 2.10% 1.81% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.01% (0.08%) (0.09%) (0.10%) (0.17%)   Net amortization of premiums 0.31% (1.71%) 1.24% 0.01% 0.10%   GAAP interest expense 0.03% 0.07% 0.09% 0.09% 0.36% Current quarter net interest spread 1.97% 1.62% 3.34% 2.10% 2.10% Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	2.09%	1.91%	1.98%	2.05%	1.88%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	(0.16%)	0.00%	(0.09%)	(0.11%)	(0.20%)
	Net amortization of premiums (excluding PAA)	(0.07%)	0.09%	0.00%	0.04%	0.03%
	TBA dollar roll income and CMBX coupon income	0.03%	0.08%	(0.01%)	(0.05%)	0.06%
	Interest expense and net interest component of interest rate swaps	0.15%	0.01%	0.03%	0.05%	0.28%
	Current quarter net interest margin (excluding PAA) *	2.04%	2.09%	1.91%	1.98%	2.05%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.93%	1.84%	1.93%	1.93%	1.72%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.01%	(0.08%)	(0.09%)	(0.10%)	(0.17%)
	Net amortization of premiums (excluding PAA)	(0.14%)	0.13%	(0.01%)	0.04%	0.02%
	Interest expense and net interest component of interest rate swaps	0.17%	0.04%	0.01%	0.06%	0.36%
	Current quarter net interest spread (excluding PAA) *	1.97%	1.93%	1.84%	1.93%	1.93%

** Represents a non-GAAP financial measure.*

ANNALY

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11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	(8.51%)	49.87%	24.91%	29.02%	25.84%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.24%)	(1.01%)	(0.35%)	(1.42%)	(2.71%)
	Net amortization of premiums and accretion of discounts	2.23%	(9.64%)	7.14%	0.30%	1.14%
	Interest expense and net interest component of interest rate swaps	1.10%	0.27%	0.14%	0.50%	2.49%
	Realized gains (losses) on termination or maturity of interest rate swaps	(34.99%)	0.00%	(0.06%)	0.07%	45.92%
	Unrealized gains (losses) on interest rate swaps	44.46%	(26.07%)	14.67%	2.46%	(40.24%)
	Realized and unrealized gains (losses) on investments and other derivatives	11.43%	(24.42%)	7.02%	(6.33%)	(6.31%)
	Business divestiture-related (losses) gains **	(0.45%)	7.15%	(7.11%)	0.00%	0.00%
	Loan loss provision	0.19%	(3.99%)	4.02%	(0.67%)	2.70%
	Other(1)	1.03%	(0.67%)	(0.51%)	0.98%	0.19%
	Current quarter annualized GAAP return (loss) on average equity	15.25%	(8.51%)	49.87%	24.91%	29.02%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	13.05%	12.53%	13.03%	13.79%	12.82%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.24%)	(1.01%)	(0.35%)	(1.42%)	(2.71%)
	Net amortization of premiums (excluding PAA)	(0.43%)	0.90%	(0.08%)	0.45%	0.54%
	Interest expense and net interest component of interest rate swaps	1.10%	0.27%	0.14%	0.50%	2.49%
	TBA dollar roll income and CMBX coupon income	0.16%	0.41%	0.01%	(0.45%)	0.32%
	Other(2)	0.17%	(0.05%)	(0.22%)	0.16%	0.33%
	Current quarter annualized EAD return on average equity *	12.81%	13.05%	12.53%	13.03%	13.79%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

12

Residential & Other Investments Overview as of September 30, 2021

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$3,019,983	5.3%	2.74%	101.5%	105.1%	18.5%	$3,174,746
20 years	1,933,736	3.3%	3.12%	103.6%	106.1%	21.9%	2,051,681
>=30 years [2]	52,787,461	91.4%	3.47%	105.7%	108.4%	22.9%	57,245,893
Total/Weighted Avg.	$57,741,180	100.0%	3.42%	105.4%	108.2%	22.8%	$62,472,320

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$1,163,000	5.0%	1.68%	$1,186,861			$1,182,228
30-year	22,038,000	95.0%	2.33%	22,589,513			22,440,408
Total/Weighted Avg.	$23,201,000	100.0%	2.29%	$23,776,374			$23,622,636

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$320,561	86.7%	2.17%	100.6%	105.8%	30.9%	$339,178
25 - 40 months	6,758	1.8%	2.61%	98.4%	104.1%	41.6%	7,033
41 - 60 months	42,297	11.5%	2.99%	101.0%	104.2%	56.7%	44,089
Total/Weighted Avg.	$369,616	100.0%	2.27%	100.6%	105.6%	34.4%	$390,300

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [4]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$761,726	14.9%	3.37%	17.0%	9.9%	24.7%	$75,421
Inverse interest-only	1,329,875	26.1%	6.02%	26.6%	19.1%	28.5%	254,520
Multifamily interest-only	$3,009,645	59.0%	1.08%	7.5%	7.4%	—%	$223,442
Total/Weighted Avg.	$5,101,246	100.0%	2.71%	13.9%	10.8%	27.1%	$553,383

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

13

Residential & Other Investments Overview as of September 30, 2021 (continued)

Unaudited, dollars in thousands

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	CPR	Estimated Fair Value
MSR held directly	$42,836,044	0.26%	2.9%	112.4%	7.7%	9.0%	$481,280
MSR of consolidated VIE [1]	$10,091,630	0.25%	3.8%	90.2%	9.0%	17.6%	$90,979
Interests in MSR	$5,335,069	0.25%	2.9%	107.8%	7.9%	9.6%	$57,530
MSR of limited partnership interest [2]	$3,568,856						$31,949
Total/Weighted Avg.	$61,831,599	0.26%	3.0%	108.1%	7.9%	10.5%	$661,738

Residential Credit Portfolio

Sector	Current Face / Notional Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Residential credit risk transfer	$780,039	9.4%	3.23%	99.6%	100.9%		$787,235
Alt-A	66,805	0.6%	3.09%	74.8%	80.1%		53,541
Prime	343,013	3.4%	3.96%	98.2%	101.9%		279,737
Subprime	183,962	2.1%	2.08%	91.0%	95.9%		176,436
NPL/RPL	1,130,807	13.6%	3.26%	99.9%	100.6%		1,137,131
Prime jumbo	252,011	1.2%	3.84%	100.3%	100.1%		101,087
Residential mortgage loans	5,602,342	69.7%	4.25%	101.7%	104.0%		5,826,826
Total/Weighted Avg.	$8,358,979	100.0%	3.95%				$8,361,993

Other Credit Products

Type	Net Notional		Range of Ratings	Net Weighted Avg Coupon			Implied Market Value
CMBX [4]	$425,000		AAA to A	1.1%			$427,683
Type	**Current Face / Notional Value**		**Weighted Avg. Coupon**	**Weighted Avg. Amortized Cost**	**Weighted Avg. Fair Value**		**Estimated Fair Value**
Multifamily CRT	$4,000		3.84%	97.4%	102.7%		$4,106
CLO	$265,000		1.26%	100.0%	100.0%		$265,000

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
14

Residential Credit Securities Detail as of September 30, 2021

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Credit Risk Transfer	$787,235	$—	$787,235	3.23%	2.54%	4.06%	38.20%
Alt-A	53,541	15,325	38,216	3.09%	9.21%	14.22%	30.98%
Prime	279,737	60,307	219,430	3.96%	8.44%	4.36%	34.12%
Subprime	176,436	99,701	76,735	2.08%	20.82%	12.92%	17.96%
Re-Performing Loan Securitizations	724,672	297,458	427,214	3.79%	26.37%	24.76%	10.65%
Non-Performing Loan Securitizations	412,459	387,156	25,303	2.33%	30.99%	63.08%	5.25%
Prime Jumbo	101,087	795	100,292	3.84%	4.31%	13.36%	31.98%
Total	$2,535,167	$860,742	$1,674,425	3.26%	16.12%	20.80%	22.68%

Product	Bond Coupon				Estimated Fair Value
	ARM	Fixed	Floater	Interest Only	
Credit Risk Transfer	$—	$—	$787,206	$29	$787,235
Alt-A	5,110	37,345	11,086	—	53,541
Prime	33,162	241,236	4,958	381	279,737
Subprime	7,252	73,063	95,938	183	176,436
Re-Performing Loan Securitizations	—	724,672	—	—	724,672
Non-Performing Loan Securitizations	—	412,459	—	—	412,459
Prime Jumbo	—	100,292	—	795	101,087
Total	$45,524	$1,589,067	$899,188	$1,388	$2,535,167

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
15

Middle Market Lending Overview as of September 30, 2021

Unaudited, dollars in thousands

Industry Dispersion	
Industry	Total [1]
Computer Programming, Data Processing & Other Computer Related Services	$435,210
Management and Public Relations Services	263,196
Industrial Inorganic Chemicals	156,483
Metal Cans & Shipping Containers	117,355
Public Warehousing and Storage	88,032
Surgical, Medical, and Dental Instruments and Supplies	81,160
Electronic Components & Accessories	78,452
Offices and Clinics of Doctors of Medicine	61,243
Telephone Communications	58,881
Specialty Outpatient Facilities, Not Elsewhere Classified	48,109
Research, Development and Testing Services	45,546
Insurance Agents, Brokers and Services	43,827
Electric Work	42,635
Engineering, Architectural, and Surveying	39,275
Miscellaneous Industrial and Commercial	33,074
Miscellaneous Equipment Rental and Leasing	32,332
Medical and Dental Laboratories	30,404
Schools and Educational Services, not elsewhere classified	29,186
Home Health Care Services	28,726
Metal Forgings and Stampings	27,449
Legal Services	26,392
Petroleum and Petroleum Products	21,471
Grocery Stores	19,632
Coating, Engraving and Allied Services	18,458
Chemicals & Allied Products	14,689
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	12,311
Machinery, Equipment, and Supplies	11,370
Sanitary Services	10,743
Offices and Clinics of Other Health Practitioners	10,095
Miscellaneous Business Services	1,952
Drugs	1,756
Computer Integrated Systems Design	1,265
Total [2]	$1,890,709

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$200,972	10.7%
$20 - $40 million	435,381	23.0%
$40 - $60 million	389,526	20.6%
Greater than $60 million	864,830	45.7%
Total [2]	$1,890,709	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$19,528	1.1%
One to three years	244,450	12.9%
Three to five years	868,131	45.9%
Greater than five years	758,600	40.1%
Total [2]	$1,890,709	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,302,441	68.9%
Second lien loans [3]	588,268	31.1%
Total [2]	$1,890,709	100.0%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

16

Hedging and Liabilities as of September 30, 2021

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity		Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity(3)
0 to 3 years	$	31,311,750	0.24 %	0.06 %	1.30
> 3 to 6 years		2,780,000	0.21 %	0.06 %	3.72
> 6 to 10 years		9,131,000	1.43 %	0.10 %	9.29
Greater than 10 years		1,556,000	3.83 %	0.10 %	19.74
Total / Weighted Avg.	$	44,778,750	0.60 %	0.07 %	3.72

Interest Rate Swaptions

Type		Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$	4,050,000	1.87 %	3M LIBOR	10.11	17.57
Long Receive	$	2,000,000	1.47 %	3M LIBOR	11.20	14.45

Futures Positions

Type		Long Contracts		Short Contracts		Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 2 year	$	—	$	(1,067,000)	$	(1,067,000)	2.00
U.S. Treasury Futures - 5 year	$	—	$	(3,274,000)	$	(3,274,000)	4.41
U.S. Treasury Futures - 10 year & Greater	$	—	$	(10,976,500)	$	(10,976,500)	7.17
Total / Weighted Avg.	$	—	$	(15,317,500)	$	(15,317,500)	6.22

Repurchase Agreements and Other Secured Financing

Maturity		Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$	24,079,879	0.11 %
30 to 59 days		4,082,709	0.18 %
60 to 89 days		3,226,323	0.17 %
90 to 119 days		10,197,130	0.18 %
Over 120 days(4)		14,618,934	0.33 %
Total / Weighted Avg.	$	56,204,975	0.19 %

Total Indebtedness

		Principal Balance	Weighted Average Rate		Days to Maturity(5)
			At Period End	For the Quarter	
Repurchase agreements	$	55,475,420	0.15 %	0.15 %	75
Other secured financing		729,555	2.85 %	3.34 %	1,561
Debt issued by securitization vehicles		3,858,270	2.20 %	1.90 %	11,519
Participations issued		617,276	3.11 %	2.23 %	11,145
Total indebtedness	$	60,680,521			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

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17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2021 and June 30, 2021
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity (1)

	As of September 30, 2021		As of June 30, 2021	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Market Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	(0.1%)	(0.3%)	(0.2%)	(1.1%)
(50)	0.1%	0.6%	—%	(0.2%)
(25)	0.2%	0.9%	0.1%	0.3%
25	(0.3%)	(1.7%)	(0.1%)	(0.6%)
50	(0.8%)	(4.2%)	(0.4%)	(2.2%)
75	(1.3%)	(7.5%)	(0.8%)	(4.5%)

MBS Spread Sensitivity (1)

	As of September 30, 2021		As of June 30, 2021	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.8%	10.1%	1.6%	9.2%
(15)	1.1%	6.1%	1.0%	5.5%
(5)	0.4%	2.0%	0.3%	1.8%
5	(0.4%)	(2.0%)	(0.3%)	(1.8%)
15	(1.1%)	(6.0%)	(0.9%)	(5.5%)
25	(1.8%)	(10.0%)	(1.6%)	(9.0%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

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18

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	9/30/2021 (unaudited)	6/30/2021 (unaudited)	3/31/2021 (unaudited)	12/31/2020 (1)	9/30/2020 (unaudited)
Assets					
Cash and cash equivalents	$ 1,046,300	$ 1,380,456	$ 1,122,793	$ 1,243,703	$ 1,239,982
Securities	65,622,352	69,032,335	71,849,437	75,652,396	76,098,985
Loans, net	3,580,521	3,563,008	2,603,343	3,083,821	2,788,341
Mortgage servicing rights	572,259	202,616	113,080	100,895	207,985
Interests in MSR	57,530	49,035	—	—	—
Assets transferred or pledged to securitization vehicles	4,738,481	4,073,156	3,768,922	6,910,020	7,269,402
Real estate, net	—	—	—	656,314	790,597
Assets of disposal group held for sale	238,042	3,302,001	4,400,723	—	—
Derivative assets	331,395	181,889	891,474	171,134	103,245
Receivable for unsettled trades	42,482	14,336	144,918	15,912	54,200
Principal and interest receivable	234,810	250,210	259,655	268,073	281,009
Goodwill and intangible assets, net	25,371	26,502	37,337	127,341	136,900
Other assets	172,890	300,761	177,907	225,494	221,765
Total assets	$ 76,662,433	$ 82,376,305	$ 85,369,589	$ 88,455,103	$ 89,192,411
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 55,475,420	$ 60,221,067	$ 61,202,477	$ 64,825,239	$ 64,633,447
Other secured financing	729,555	909,655	922,605	917,876	861,373
Debt issued by securitization vehicles	3,935,410	3,315,087	3,044,725	5,652,982	6,027,576
Participations issued	641,006	315,810	180,527	39,198	—
Mortgages payable	—	—	—	426,256	507,934
Liabilities of disposal group held for sale	159,508	2,362,690	3,319,414	—	—
Derivative liabilities	912,134	900,259	939,622	1,033,345	1,182,681
Payable for unsettled trades	571,540	154,405	1,070,080	884,069	1,176,001
Interest payable	109,586	173,721	100,949	191,116	155,338
Dividends payable	318,986	317,714	307,671	307,613	308,644
Other liabilities	91,421	66,721	213,924	155,613	144,745
Total liabilities	62,944,566	68,737,129	71,301,994	74,433,307	74,997,739
Stockholders' equity					
Preferred stock, par value $0.01 per share (2)	1,536,569	1,536,569	1,536,569	1,536,569	1,982,026
Common stock, par value $0.01 per share (3)	14,499	14,442	13,985	13,982	14,029
Additional paid-in capital	20,228,366	20,178,692	19,754,826	19,750,818	19,798,032
Accumulated other comprehensive income (loss)	1,638,638	1,780,275	2,002,231	3,374,335	3,589,056
Accumulated deficit	(9,720,270)	(9,892,863)	(9,251,804)	(10,667,388)	(11,200,937)
Total stockholders' equity	13,697,802	13,617,115	14,055,807	14,008,316	14,182,206
Noncontrolling interests	20,065	22,061	11,788	13,480	12,466
Total equity	13,717,867	13,639,176	14,067,595	14,021,796	14,194,672
Total liabilities and equity	$ 76,662,433	$ 82,376,305	$ 85,369,589	$ 88,455,103	$ 89,192,411

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

20

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net interest income					
Interest income	$ 412,972	$ 383,906	$ 763,378	$ 527,344	$ 562,443
Interest expense	50,438	61,047	75,973	94,481	115,126
Net interest income	362,534	322,859	687,405	432,863	447,317
Realized and unrealized gains (losses)					
Net interest component of interest rate swaps	(54,411)	(83,087)	(79,747)	(66,807)	(62,529)
Realized gains (losses) on termination or maturity of interest rate swaps	(1,196,417)	—	—	2,092	(427)
Unrealized gains (losses) on interest rate swaps	1,380,946	(141,067)	772,262	258,236	170,327
Subtotal	130,118	(224,154)	692,515	193,521	107,371
Net gains (losses) on disposal of investments and other	12,002	16,223	(65,786)	9,363	198,888
Net gains (losses) on other derivatives and financial instruments	(45,168)	(357,808)	476,868	209,647	169,316
Net unrealized gains (losses) on instruments measured at fair value through earnings	90,817	3,984	104,191	51,109	121,255
Loan loss (provision) reversal	6,134	(494)	139,620	(1,497)	21,993
Business divestiture-related gains (losses)	(14,009)	1,527	(249,563)	—	—
Subtotal	49,776	(336,568)	405,330	268,622	511,452
Total realized and unrealized gains (losses)	179,894	(560,722)	1,097,845	462,143	618,823
Other income (loss)	16,221	1,675	13,468	13,107	3,714
General and administrative expenses					
Compensation and management fee	27,859	32,013	31,518	24,628	29,196
Other general and administrative expenses	16,023	21,513	16,387	18,345	15,391
Total general and administrative expenses	43,882	53,526	47,905	42,973	44,587
Income (loss) before income taxes	514,767	(289,714)	1,750,813	865,140	1,025,267
Income taxes	(6,767)	5,134	(321)	(13,495)	9,719
Net income (loss)	521,534	(294,848)	1,751,134	878,635	1,015,548
Net income (loss) attributable to noncontrolling interests	2,290	794	321	1,419	(126)
Net income (loss) attributable to Annaly	519,244	(295,642)	1,750,813	877,216	1,015,674
Dividends on preferred stock	26,883	26,883	26,883	35,509	35,509
Net income (loss) available (related) to common stockholders	$ 492,361	$ (322,525)	$ 1,723,930	$ 841,707	$ 980,165
Net income (loss) per share available (related) to common stockholders					
Basic	$ 0.34	$ (0.23)	$ 1.23	$ 0.60	$ 0.70
Diluted	$ 0.34	$ (0.23)	$ 1.23	$ 0.60	$ 0.70
Weighted average number of common shares outstanding					
Basic	1,445,315,914	1,410,239,138	1,399,210,925	1,399,809,722	1,404,202,695
Diluted	1,446,357,867	1,410,239,138	1,400,000,727	1,400,228,777	1,404,368,300
Other comprehensive income (loss)					
Net income (loss)	$ 521,534	$ (294,848)	$ 1,751,134	$ 878,635	$ 1,015,548
Unrealized gains (losses) on available-for-sale securities	(113,451)	(191,541)	(1,428,927)	(207,393)	(140,671)
Reclassification adjustment for net (gains) losses included in net income (loss)	(28,186)	(30,415)	56,823	(7,328)	(112,347)
Other comprehensive income (loss)	(141,637)	(221,956)	(1,372,104)	(214,721)	(253,018)
Comprehensive income (loss)	379,897	(516,804)	379,030	663,914	762,530
Comprehensive income (loss) attributable to noncontrolling interests	2,290	794	321	1,419	(126)
Comprehensive income (loss) attributable to Annaly	377,607	(517,598)	378,709	662,495	762,656
Dividends on preferred stock	26,883	26,883	26,883	35,509	35,509
Comprehensive income (loss) attributable to common stockholders	$ 350,724	$ (544,481)	$ 351,826	$ 626,986	$ 727,147

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

21

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 22 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings available for distribution, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, is provided on page 9 of this financial summary. Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution." Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles, replaces the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Economic leverage ratio reconciliation					
Repurchase agreements	$55,475,420	$60,221,067	$61,202,477	$64,825,239	$64,633,447
Other secured financing	729,555	909,655	922,605	917,876	861,373
Debt issued by securitization vehicles	3,935,410	3,315,087	3,044,725	5,652,982	6,027,576
Participations issued	641,006	315,810	180,527	39,198	—
Mortgages payable	—	—	—	426,256	507,934
Debt included in liabilities of disposal group held for sale	113,362	2,306,633	3,260,788	—	—
Total GAAP debt	$60,894,753	$67,068,252	$68,611,122	$71,861,551	$72,030,330
Less non-recourse debt:					
Credit facilities (1)	($729,555)	($909,655)	($922,605)	($887,455)	($828,530)
Debt issued by securitization vehicles	(3,935,410)	(3,315,087)	(3,044,725)	(5,652,982)	(6,027,576)
Participations issued	(641,006)	(315,810)	(180,527)	(39,198)	—
Mortgages payable	—	—	—	(426,256)	(507,934)
Non-recourse debt included in liabilities of disposal group held for sale	(113,362)	(2,035,982)	(2,968,620)	—	—
Total recourse debt	$55,475,420	$60,491,718	$61,494,645	$64,855,660	$64,666,290
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$24,202,686	$18,107,549	$23,538,792	$20,780,913	$21,571,095
Payable for unsettled trades	571,540	154,405	1,070,080	884,069	1,176,001
Receivable for unsettled trades	(42,482)	(14,336)	(144,918)	(15,912)	(54,200)
Economic debt *	$80,207,164	$78,739,336	$85,958,599	$86,504,730	$87,359,186
Total equity	$13,717,867	$13,639,176	$14,067,595	$14,021,796	$14,194,672
Economic leverage ratio *	5.8x	5.8x	6.1x	6.2x	6.2x

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

23

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Economic capital ratio reconciliation					
Total assets	$76,662,433	$82,376,305	$85,369,589	$88,455,103	$89,192,411
Less:					
Gross unrealized gains on TBA derivatives (1)	(1,776)	(31,943)	(17,404)	(96,109)	(38,656)
Debt issued by securitization vehicles (2)	(3,935,410)	(4,925,196)	(5,587,281)	(5,652,982)	(6,027,576)
Plus:					
Implied market value of TBA derivatives	23,622,635	17,691,150	22,793,892	20,373,197	21,089,555
Total economic assets *	$96,347,882	$95,110,316	$102,558,796	$103,079,209	$104,215,734
Total equity	$13,717,867	$13,639,176	$14,067,595	$14,021,796	$14,194,672
Economic capital ratio *(3)	14.2%	14.3%	13.7%	13.6%	13.6%
Premium Amortization Reconciliation					
Premium amortization expense	$233,429	$320,108	($11,891)	$239,118	$248,718
Less:					
PAA cost (benefit)	60,726	153,607	(214,570)	39,101	33,879
Premium amortization expense (excluding PAA)	$172,703	$166,501	$202,679	$200,017	$214,839
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$412,972	$383,906	$763,378	$527,344	$562,443
PAA cost (benefit)	60,726	153,607	(214,570)	39,101	33,879
Interest income (excluding PAA) *	$473,698	$537,513	$548,808	$566,445	$596,322
Economic Interest Expense Reconciliation					
GAAP interest expense	$50,438	$61,047	$75,973	$94,481	$115,126
Add:					
Net interest component of interest rate swaps	54,411	83,087	79,747	66,807	62,529
Economic interest expense *	$104,849	$144,134	$155,720	$161,288	$177,655
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$473,698	$537,513	$548,808	$566,445	$596,322
Less:					
Economic interest expense *	104,849	144,134	155,720	161,288	177,655
Economic net interest income (excluding PAA) *	$368,849	$393,379	$393,088	$405,157	$418,667

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

24

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Economic Metrics (excluding PAA)					
Average interest earning assets	$72,145,283	$77,916,766	$81,121,340	$80,973,433	$83,286,119
Interest income (excluding PAA) *	$473,698	$537,513	$548,808	$566,445	$596,322
Average yield on interest earning assets (excluding PAA) *	2.63%	2.76%	2.71%	2.80%	2.86%
Average interest bearing liabilities	$62,614,042	$68,469,413	$72,002,031	$72,233,239	$74,901,128
Economic interest expense *	$104,849	$144,134	$155,720	$161,288	$177,655
Average economic cost of interest bearing liabilities *	0.66%	0.83%	0.87%	0.87%	0.93%
Economic net interest income (excluding PAA)*	$368,849	$393,379	$393,088	$405,157	$418,667
Net interest spread (excluding PAA) *	1.97%	1.93%	1.84%	1.93%	1.93%
Interest income (excluding PAA) *	$473,698	$537,513	$548,808	$566,445	$596,322
TBA dollar roll income and CMBX coupon income	115,586	111,592	98,933	99,027	114,092
Economic interest expense *	(104,849)	(144,134)	(155,720)	(161,288)	(177,655)
Subtotal	$484,435	$504,971	$492,021	$504,184	$532,759
Average interest earning assets	$72,145,283	$77,916,766	$81,121,340	$80,973,433	$83,286,119
Average TBA contract and CMBX balances	22,739,226	18,761,062	21,865,969	20,744,672	20,429,935
Subtotal	$94,884,509	$96,677,828	$102,987,309	$101,718,105	$103,716,054
Net interest margin (excluding PAA) *	2.04%	2.09%	1.91%	1.98%	2.05%

** Represents a non-GAAP financial measure.*

ANNALY
© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.
25

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 26 Endnotes Page 3 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non- recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (4) There were no unsettled commitments as of September 30, 2021. Excludes $123.8 million of unsettled commitments as of June 30, 2021. (5) Excludes $31.9 million and $33.7 million related to a limited partnership interest in an MSR fund included in Other assets in the Company’s Consolidated Statements of Financial Condition as of September 30, 2021 and June 30, 2021, respectively. (6) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (7) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (8) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. Page 5 (continued) (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. Page 9 (1) Includes a loan loss (reversal)/provision of ($0.6) million, $0.6 million, ($5.3) million, ($1.0) million and $0.2 million on the Company’s unfunded loan commitments for the quarters ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, which is reported in Other income (loss) in the Company’s Consolidated Statement of Comprehensive Income (Loss). (2) Amount includes depreciation and amortization expense related to equity method investments. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). (4) The quarters ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.2 million, $1.4 million, $1.5 million $1.5 million and $1.5 million for the quarters ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively. (6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 27 Endnotes (continued) Page 12 (1) Includes other income (loss), general and administrative expenses and income taxes. (2) Includes other income (loss) (excluding non-EAD items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Includes Agency-backed multifamily securities with an estimated fair value of $2.3 billion ($0.6 billion of which have been transferred or pledged to securitization vehicles). (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $129.2 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Includes $86mm of legacy Pingora MSR holdings that were agreed to be sold during the quarter and are expected to settle in Q4 2021. (2) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (3) Weighted by estimated fair value. (4) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives. Page 16 (1) All Middle Market Lending positions are floating rate. (2) Excludes assets classified as held for sale. (3) Includes mezzanine loans. Page 17 (1) Current notional is presented net of receiver swaps. (2) As of September 30, 2021, 19%, 54% and 27% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 20 (1) Derived from the audited consolidated financial statements at December 31, 2020. (2) 7.50% Series D Cumulative Redeemable Preferred Stock - Includes 0 shares authorized, issued and outstanding at September 30, 2021, June 30, 2021 and March 31, 2021. Includes 18,400,000 shares authorized and 0 shares issued and outstanding at December 31, 2020. Includes 18,400,000 shares authorized, issued and outstanding at September 30, 2020. 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding at September 30, 2021, June 30, 2021 and March 31, 2021. Includes 19,550,000 shares authorized and 17,000,000 shares issued and outstanding at December 31, 2020 and September 30, 2020. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding at September 30, 2021, June 30, 2021 and March 31, 2021. Includes 18,400,000 shares authorized and 17,700,000 issued and outstanding at December 31, 2020 and September 30, 2020. (3) Includes 2,936,500,000 shares authorized at September 30, 2021, June 30, 2021 and March 31, 2021; 2,914,850,000 shares authorized at December 31, 2020 and September 30, 2020. Includes 1,449,935,017 shares issued and outstanding at September 30, 2021; 1,444,156,029 shares issued and outstanding at June 30, 2021; 1,398,502,906 shares issued and outstanding at March 31, 2021; 1,398,240,618 shares issued and outstanding at December 31, 2020; 1,402,928,317 shares issued and outstanding at September 30, 2020. Page 23 (1) Included in Other secured financing in the Company's Consolidated Statements of Financial Condition. Page 24 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Includes debt issued by securitization vehicles reported in Liabilities of disposal group held for sale in the Company's Consolidated Statements of Financial Condition. (3) Economic capital ratio is computed as total equity divided by total economic assets.